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                                                                  EXECUTION COPY

                                                                    EXHIBIT 99.4


                          PLEDGE AND SECURITY AGREEMENT


                  PLEDGE AND SECURITY AGREEMENT (this "Pledge Agreement"), dated as of May 18, 1999, made by PLD Telekom Inc., a Delaware corporation (the "Pledgor"), as a pledgor hereunder, and Metromedia International Group, Inc., a Delaware corporation (the "Secured Party").


                               W I T N E S S E T H

                  WHEREAS, the Borrower has entered into a Bridge Loan Agreement, dated as of the date hereof, with the Secured Party (as amended, supplemented or otherwise modified from time to time, the "Loan Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined);

                  WHEREAS, the Pledgor, is the legal and beneficial owner of the shares of capital stock described on Exhibit A (the "Pledged Shares"); and

                  WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement and the obligation of the Secured Party to make the Loan contemplated thereby that the Pledgor shall have entered into this Pledge Agreement;

                  NOW, THEREFORE, in consideration of the premises, the Pledgor hereby agrees with the Secured Party as follows:

                  SECTION 1. (a) Pledge Assignment and Grant of Security. The Pledgor hereby assigns and pledges to the Secured Party, and hereby grants a security interest to the Secured Party in the following (the "Collateral"):

                  (i)      all of the Pledged Shares;

                  (ii) all of its rights and privileges with respect to the Pledged Shares;

                  (iii) the certificates representing the shares referred to in clause (i) above (clauses (i) and (ii) the "Pledged Collateral"); and

                  (iv) all dividends, distributions, income, profits, warrants, rights, options, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, including by way of split-up, spin-off, reclassification or other corporate rearrangement.



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                  SECTION 2. Security for Obligations. This Pledge Agreement
secures and the Collateral is secured for, the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of, and the performance of, the Loan and all other advances, debts, liabilities, obligations, covenants and duties owing by the Pledgor to the Secured Party pursuant to the Loan Documents, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise (the "Obligations").

                  SECTION 3. Delivery of Pledged Collateral. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and, if applicable, with annotation of the pledge on each of the stock certificates and the shareholders' register of the issuer, each duly notarized, all in form and substance satisfactory to the Secured Party. The Secured Party shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral. In addition, the Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing any of the Pledged Collateral for certificates or instruments of smaller or larger denominations.

                  SECTION 4. Representations and Warranties. The Pledgor makes the following representations:

                  (a) The Pledged Shares (i) have been duly authorized and validly issued, (ii) are fully paid and non-assessable and (iii) constitute the percentage of the issued and outstanding shares of stock of the respective issuers thereof set forth on Exhibit A.

                  (b) The Pledgor is the legal and beneficial owner of the Pledged Shares described on Exhibit A, all of which are free and clear of any lien, security interest, option or other charge or encumbrance except for the lien created by this Pledge Agreement.

                  (c) The pledge and grant of the Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority security interest in the Collateral in favor of the Secured Party, securing the payment of all of the Obligations.

                  (d) Except as set forth on Schedule 1 hereto, no consent, authorization, approval, or other action by, and no notice to or filing with, any foreign or domestic governmental authority is required either (i) for the pledge by the Pledgor of the Collateral owned by the Pledgor pursuant to this Pledge Agreement or for the due execution, delivery or performance of this Pledge Agreement by the Pledgor or (ii) for the exercise by the Secured Party of the voting or other rights



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provided for in this Pledge Agreement or of the remedies in respect of the
Collateral pursuant to this Pledge Agreement, except as may be required in connection with the disposition of the Pledged Collateral by Laws affecting the offering and sale of securities generally.

                  (e) Except as set forth on Schedule 1 hereto, the Pledgor is not and will not become a party to or its otherwise bound or will become bound by, by any agreement, other than this Pledge Agreement, which restricts in any manner whatsoever the rights of any present or future holder of any of the Pledged Shares.

                  (f) Upon delivery to the Secured Party of the Pledged Shares and annotation of the pledge on the stock certificates and on the shareholders' register of the issuer, the Secured Party will have a valid and perfected security interest in the Pledged Shares pursuant to Irish law.

                  SECTION 5. Further Assurances, Etc. (a) The Pledgor agrees that at any time and from time to time, at the cost and expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Secured Party may request, in order to perfect and protect the lien granted or purported to be granted hereby or to enable the Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

                  (b) The Pledgor agrees to defend the title to the Collateral and the lien thereon of the Secured Party against the claim of any other Person and to maintain and preserve such lien until indefeasible payment in full of all of the Obligations.

                  (c) As may be required pursuant to any applicable law (including without limitation Irish law), (i) the Pledgor shall deliver all certificates or other documents representing the Pledged Collateral to the Secured Party with all necessary stock transfer or other powers duly indorsed in blank, and (ii) in the event Pledgor obtains possession of any other stock certificates, or other securities or instruments forming a part of the Collateral, Pledgor shall promptly deliver same to Secured Party together with all necessary stock transfer or other powers duly indorsed in blank. Prior to any such delivery, any Collateral in Pledgor's possession shall be held by Pledgor in trust for the Secured Party.

                  SECTION 6.  Voting Rights; Dividends; Etc.

                  (a) As long as no Event of Default shall have occurred and be continuing (or, in the case of subsection (a)(i) of this Section 6, as long as no notice thereof shall have been given by the Secured Party to the Pledgor):


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                  (i) The Pledgor shall be entitled to exercise any and all
voting and other consensual rights pertaining to the Pledged Collateral owned by the Pledgor or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement or any other Loan Document; provided, however, that the Pledgor shall not exercise or shall refrain from exercising any such right if, in the Secured Party's judgment, such actions would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and provided, further, that the Pledgor shall give the Secured Party at least five business days' written notice of the manner in which it intends to exercise, or its reasons for refraining from exercising, any such right.

                  (ii) The Pledgor shall be entitled to receive and retain any and all dividends and other distributions paid in respect of the Pledged Collateral owned by the Pledgor, other than any and all

                  (A) dividends and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                  (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                  (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral,

all of which shall be forthwith delivered to the Secured party to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Secured Party, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iii) The Secured Party shall execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or other distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence and during the continuance of an Event of Default

                  (i) Upon notice by the Secured Party to the Pledgor, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise




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be entitled to exercise pursuant to Section 6(a)(i) above shall cease, and all such rights shall thereupon become vested in the Secured party who shall thereupon have the sole right to exercise such voting and other consensual rights.

                  (ii) All rights of the Pledgor to receive the dividends and other distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)(ii) above shall cease, and all such rights shall thereupon become vested in the Secured Party who shall thereupon have the sole rights to receive and hold as Pledge Collateral such dividends and other distributions.

                  (iii) All dividends and other distributions which are received by the Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of the Secured Party, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

                  (iv) The Pledgor shall, if necessary to permit the Secured Party to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to the Secured Party, from time to time and upon written notice of the Secured Party, appropriate proxies, dividend payment orders and other instruments as the Secured Party may reasonably request. The foregoing shall not in any way limit the Secured Party's power and authority granted pursuant to Section 8 hereof.

                  SECTION 7. Transfers and Other Liens. (a) The Pledgor agrees that it will not, without the prior written consent of the Secured Party (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Collateral, or (ii) create or permit to exist any lien, security interest, option or other charge or encumbrance upon or with respect to any of the Collateral, except for the lien created pursuant to this Pledge Agreement.

                  (b) The Pledgor agrees that it will cause each issuer of the Pledged Shares not to issue any shares of stock or other securities in addition to or in substitution for the Pledged Shares, except, with the written consent of the Secured Party, to the Pledgor.

                  SECTION 8. Secured Party Appointed Attorney-in-Fact and Proxy. The Pledgor hereby irrevocably constitutes and appoints the Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of the Pledgor and in the name of the Pledgor or in its own name, from time to time in the Secured Party's discretion, for the purpose of carrying out the terms of this Pledge Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which the Secured Party may deem


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necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to receive, indorse and collect all instruments made payable to the Pledgor representing any dividend or other distribution or payment in respect of the Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. The Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until the Obligations are indefeasibly paid in full.

                  SECTION 9. Secured Party May Perform. If the Pledgor fails to perform any agreement contained herein, the Secured Party may itself perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Pledgor under Section 12 hereof and constitute Obligations secured hereby.

                  SECTION 10. Reasonable Care. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Secured Party has or is deemed to have knowledge of any such matter, (ii) taking any necessary steps to preserve rights against any person with respect to any Collateral or (iii) any loss or damage to any of the Collateral or for any change in the value thereof by reason of any good faith act or omission of Secured Party or its agents.

                  SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

                           (a)      The Secured Party may exercise in respect of
the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Uniform Commercial Code (the "Code") in effect in the State of New York at that time, and the Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commercially reasonable. The Pledgor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at



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the time and placed fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Pledgor hereby waives any claims against the Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

                           (b)      If the Secured Party  shall determine to
exercise its right to sell all or any of the Pledged Collateral pursuant to this
Section 11, the Pledgor agrees that, upon request of the Secured Party, the Pledgor will, at its own cost and expense:

                                    (i)     execute and deliver, and use its
best efforts to cause each issuer of the Pledged Shares and its directors, officers and/or partners to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Secured Party, necessary or advisable to register such Pledged Shares under the provisions of the Securities Act of 1933, as from time to time amended (the "Securities Act"), and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the Secured Party, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission ("SEC") applicable thereto;

                                    (ii)    use its best efforts to qualify the
Pledged Collateral under the state securities or "Blue Sky" laws and to obtain all necessary governmental approvals for the sale of the Pledged Collateral, as requested by the Secured Party;

                                    (iii)   make available to its security
holders, as soon as practicable, an earning statement which will satisfy the provisions of Section 11(a) of the Securities Act;

                                    (iv)    obtain all approvals, authorizations
and consents as may be required under applicable law and regulations; and

                                    (v)     do or cause to be done all such
other acts and things as may be necessary to make such sale of the Pledged Collateral or any part thereof valid and binding and in compliance with applicable law (including without limitation under Irish law).

The Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Party by reason of the failure by the Pledgor to perform any of the covenants in this Section 11 and, consequently, agrees



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that, if the Pledgor shall fail to perform any of such covenants, it shall pay, as liquidated damages and not as a penalty, an amount equal to the value of the Collateral on the date the Secured Party shall demand compliance with this Section.

                           (c)     The Pledgor recognizes that, by reason of the
aforementioned requirements and certain prohibitions contained in the Securities Act and applicable state securities laws, the Secured Party may, at its option, elect not to require the Pledgor to register all or any part of the Pledged Collateral and may therefore be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view of the distribution or resale thereof. The Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. The Secured Party shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the Pledgor would agree to do so.

                           (d)     If the Secured Party determines to exercise
its right to sell any or all of the Pledged Collateral, upon written request, the Pledgor shall, and shall use best efforts to cause the issuers of the Pledged Shares to, from time to time, furnish to the Secured Party all such information as the Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Secured Party as exempt transactions under the Act and rules of the SEC thereunder, as the same are from time to time in effect.

                           (e)      Any cash held by the Secured Party as
Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied by the Secured Party:

                           First, to the payment of the costs and expenses of
such sale, including, without limitation, reasonable expenses of the Secured Party and its agents including the fees and expenses of its counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith or pursuant to Section 9 hereof;

                           Next, to the Secured Party for the payment in full of
the Obligations; and



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                           Finally, after payment in full of all of the
Obligations to the payment to the Pledgor or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same as a court of competent jurisdiction may direct.

                  SECTION 12. Expenses. The Pledgor will upon demand pay to the Secured Party the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of the Secured Party's counsel and of any experts and agents, which the Secured Party may incur in connection with
(i) the administration of this Pledge Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of the Secured Party, or (iv) the failure of the Pledgor to perform or observe any of the provisions hereof.

                  SECTION 13. Security Interest Absolute. All rights of the Secured Party and security interests hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of:

                                    (i)     any lack of validity or
enforceability of any provision of this Pledge Agreement, the Loan Agreement, the Note or any other Loan Document or any other agreement or instrument relating thereto;

                                    (ii)    any change in the time, manner or
place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, this Pledge Agreement, the Loan Agreement, the Note or any other Loan Documents;

                                    (iii)   any exchange, release or
non-perfection of any lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Obligations; or

                                    (iv)    any other circumstance which might
otherwise constitute a defense available to, or a discharge of, a borrowing or a pledgor.

                  SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by the Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                  SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing and shall be delivered to the addresses set forth in, and deemed delivered as set forth in, the Loan Agreement.



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                  SECTION 16. Continuing Security Interest Transfer of Notes or
Obligations. This Pledge Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until indefeasible payment in full of the Obligations, (ii) be binding upon the Pledgor, the Pledgor's heirs, legal representatives, successors and assigns and
(iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of and be enforceable by the Secured Party and its respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer any note held by it or Obligation owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to the Secured Party herein or otherwise with respect to such of the notes or Obligations so transferred or assigned. Upon the indefeasible payment in full of the Obligations, the Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Collateral owned by the Pledgor as shall not have been sold or otherwise applied pursuant to the terms hereof.

                  SECTION 17. Governing Law; Severability; Terms. This Pledge Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York without regard to conflicts of law principles thereof except as otherwise required by Irish law and except to the extent that remedies provided by laws of any jurisdiction other than New York are governed by the laws of such jurisdiction. Wherever possible, each provision of this Pledge Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Pledge Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Pledge Agreement. Unless otherwise defined herein or in the Agreement, terms defined in Article 9 of the Uniform Commercial Code as in effect in the State of New York are used herein as therein defined.

                  Section 18. Waiver of Jury Trial. The Pledgor waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Pledge Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of the Pledgor or the Secured Party.

                  Section 19. Section Titles. The Section titles contained in this Pledge Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Pledge Agreement.


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                  IN WITNESS WHEREOF, the undersigned, as Pledgor hereunder, has duly executed and delivered the Pledge Agreement on the date first above written.


                                    PLD TELEKOM INC.

                                    By: /s/ JAMES R. S. HATT
                                        ---------------------------------------
                                        Name: James R. S. Hatt
                                        Title: Chairman, President and
                                               Chief Executive Officer




Accepted and Acknowledged:

METROMEDIA INTERNATIONAL GROUP, INC. as Secured Party


By: /s/ SILVIA KESSEL
   -------------------------------
    Name: Silvia Kessel
    Title: Chief Financial Officer,
           Executive Vice President,
           Treasurer and Director






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                                    Exhibit A
                                    ---------



115 Ordinary Shares of Technocom Limited.






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                                   Schedule 1
                                   ----------


Required Consents, etc. (Section 4(d))
-----------------------

Travelers Revolving Credit Agreement
Indentures, as amended, pursuant to which the 14% Senior Discount Notes and the 9% Convertible Subordinated Notes have been issued
Revolving Credit Agreement with News America Incorporated
Put and Call Option Agreements, as amended, with Plicom Limited and
Elite International Limited



Agreements affecting shares (Section 4(e))
---------------------------

Subscription and Shareholders Agreement relating to Technocom, as amended